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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 15, 2002


               TransDigm Inc.                     TransDigm Holding Company
--------------------------------------    --------------------------------------
(Exact name of registrant as specified    (Exact name of registrant as specified
            in its charter)                           in its charter)

               Delaware                                  Delaware
--------------------------------------    --------------------------------------
   (State or other Jurisdiction of          (State or other Jurisdiction of
    incorporation or organization)           incorporation or organization)

                                    333-71397
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                            (Commission File Number)

            34-1750032                                  13-3733378
---------------------------------------  ---------------------------------------
(I.R.S. Employer Identification No.)       (I.R.S. Employer Identification No.)

26380 Curtiss Wright Parkway, Richmond Heights, Ohio                 44143
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(Address of principal executive offices)                          (Zip Code)

                                 (216) 289-4939
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              (Registrants' telephone number, including area code)

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

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Item 5. Other Events

         On November 15, 2002, TransDigm Inc. issued a press release announcing its preliminary results for Fiscal 2002. A copy of the press release is attached to this report as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

         (c) Exhibits


Exhibit No.      Description
-----------      -----------

    99.1         Press Release issued November 15, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRANSDIGM INC.



                                             By:   /s/ Gregory Rufus
                                                 -------------------------------
                                                  Gregory Rufus
                                                  Chief Financial Officer

Date: November 15, 2002

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRANSDIGM HOLDING COMPANY

                                             By:   /s/ Gregory Rufus
                                                 -------------------------------
                                                  Gregory Rufus
                                                  Chief Financial Officer

Date: November 15, 2002

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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

   99.1          Press Release issued November 15, 2002